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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                               January 23, 2002
                               ----------------



                       Mercantile Bankshares Corporation
                      ----------------------------------
            (Exact name of registrant as specified in its charter)

            Maryland                 0-5127             52-0898572
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            (State or other          (Commission        (IRS Employer
            jurisdiction of          File Number)       Identification No.)
            incorporation)


             Two Hopkins Plaza, P.O. Box 1477, Baltimore, MD 21203
             -----------------------------------------------------
             (Address of principal executive office)  (Zip Code)


     Registrant's telephone number, including area code, (410) 237-5900
                                                         --------------
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Item 5.   Other Events and Regulation FD Disclosure.
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     This is an optional filing made to disclose the event reported below.  It is not a filing required by Regulation FD.

     On January 23, 2002, the registrant issued a press release announcing its earnings for the year ended December 31, 2001. A copy of the release is attached as Exhibit 20 and is incorporated herein by reference.
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Item 7.   Financial Statements and Exhibits
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                                   Exhibits
                                   --------

     20    Press release dated January 23, 2002.
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                                  Signatures
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  Mercantile Bankshares Corporation
                                              (Registrant)



Date: January 23, 2002                By: /s/ Terry L. Troupe
                                         --------------------
                                         Terry L. Troupe
                                         Chief Financial Officer and Treasurer